SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                  __________________________________________


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) September 7, 1999


                           FirstFed Financial Corp.
            (Exact name of registrant as specified in its charter)



     Delaware                      1-9566                       95-4087449
(State of Incorporation)    (Commission File No.)            (IRS Employer
                                                       Identification No.)



401 Wilshire Boulevard, Santa Monica, California,               90401-1490
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code          (310) 319-6000




Total number of pages is 4
Index to Exhibit is on Page 3.

PAGE>

Item 5.  Other Events.

On September 7, 1999, the registrant, FirstFed Financial Corp., issued a press release. A copy of this press release is attached and incorporated herein as Exhibit 99.

Item 7.  Financial Statements and Exhibits

      a)   Financial Statements of businesses acquired.

           Not applicable.

      b)   Pro forma financial information.

           Not applicable.

      c)   Exhibits

           99.  Press release dated September 7, 1999.



                              S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated:  September 7, 1999                 By:          /S/
                                                Babette E. Heimbuch
                                                President and Chief
                                                Executive Officer

                               INDEX TO EXHIBITS

Item                                                          Page

99                   Press Release dated September 7, 1999         4

                   FIRSTFED AND PROFESSIONAL BANCORP ANNOUCE
                     TERMINATION OF LETTER OF INTENT


     Santa Monica, California, September 7, 1999 -- FirstFed Financial Corp. (NYSE, symbol "FED"), parent company of First Federal Bank of California, announced today that it has agreed with Professional Bancorp, Inc. (AMEX symbol "MDB"), parent company of First Professional Bank, not to proceed with a possible acquisition of Professional by FirstFed, and to discontinue negotiations toward a definitive agreement. Accordingly, the parties have mutually agreed to a termination of the letter of intent announced on June 28, 1999.